UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2007

MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

____________________

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

____________________

125 West 55th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements. We may, in some cases, use words such as "project”, "believe”, "anticipate”, "plan”, "expect”, "estimate”, "intend”, "should”, "would”, "could”, "potentially”, or "may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, including the ability to retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy; decisions made by persons who control its investments including the distribution of dividends; its regulatory environment for purposes of establishing rate structures and monitoring quality of service; changes in general economic or business conditions, or demographic trends, including changes to the political environment, economy, tourism, construction and transportation costs, changes in air travel, automobile usage, fuel and gas costs, including the ability to recover increases in these costs from customers; reliance on sole or limited source suppliers, particularly in our gas utility business; foreign exchange fluctuations; environmental risks; and changes in U.S. federal tax law.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 23, 2007, we issued a press release related to the mandatory share exchange and tax election that are discussed in Item 8.01 below. A copy of the press release is attached as Exhibit 99.1 hereto.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, is being furnished under this Current Report on Form 8-K. It is not “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Section 8 - Other Events

Item 8.01 Other Events.

On May 23, 2007, we issued a notice of mandatory share exchange to all holders of shares of beneficial interests in Macquarie Infrastructure Company Trust (the “Trust”), as provided for in its Second Amended and Restated Trust Agreement. In the mandatory share exchange, we will exchange all of the shares of beneficial interests in the Trust (“trust stock”) held by each shareholder for an equal number of limited liability company interests (the “company shares”) of Macquarie Infrastructure Company LLC (the “Company”) and dissolve the Trust effective as of June 25, 2007. As a result, each shareholder of the Trust at the time of the exchange will become a member of, and with the same percentage interest in, the Company. The company shares will be listed on the NYSE under the symbol “MIC” at the time of the exchange. The record date for the mandatory exchange is June 25, 2007.

The mandatory share exchange and dissolution of the Trust were authorized by our Board of Directors based on its determination that the Trust is reasonably likely to be required to issue Schedules K-1 to holders of trust stock. The Company obtained an opinion of counsel of national reputation to support this determination.

Following the dissolution of the Trust, the Company intends to elect to be treated as a corporation for U.S. federal tax purposes. Based on discussions with the Internal Revenue Service (the “IRS”), the Company has requested permission to make the election to be treated as a corporation retroactive to January 1, 2007. Although the IRS has the authority to grant such permission, there can be no assurance that such permission will be granted. If the Company’s request is denied, it intends to make the election effective as of the earliest possible date.

If the IRS grants permission to the Company to be treated as a corporation effective January 1, 2007, holders of company shares will not receive an Investor Tax Information Book or a Schedule K-1 for 2007. Rather, we expect all investor tax reporting for 2007 to be based on the status of distributions as either qualifying dividends or return of capital distributions, as reported on a Form 1099 for each such holder.

Furthermore, the Company expects to receive an opinion of counsel that the dissolution of the Trust and the election by the Company to be treated as a corporation will be non-taxable transactions for the Company and its U.S. holders. As a result, the dissolution of the Trust and the election by the Company to be treated as a corporation generally will not affect a U.S. holder’s basis and holding period with respect to the company shares.

Shareholders should consult with their tax advisors with respect to the particular tax consequences to them of the dissolution of the Trust and the election by the Company to be treated as a corporation for U.S. federal income tax purposes.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1 Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

Date: May 23, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes Title: Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: May 23, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes Title: Chief Executive Officer